Exhibit 4.2

EXECUTION VERSION

CONFIDENTIAL

NEWMONT MINING CORPORATION

and

NEWMONT USA LIMITED

(as the Subsidiary Guarantor)

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of March 8, 2012

to

Indenture dated as of September 18, 2009

$1,500,000,000 3.500% Senior Notes due 2022

$1,000,000,000 4.875% Senior Notes due 2042

-i-

	ARTICLE IV CHANGE OF CONTROL

SECTION 4.1	Change of Control	9

	ARTICLE V MISCELLANEOUS PROVISIONS

SECTION 5.1	Ratification of Base Indenture	11
SECTION 5.2	Trustee Not Responsible for Recitals	12
SECTION 5.3	Table of Contents, Headings, etc.	12
SECTION 5.4	Counterpart Originals	12
SECTION 5.5	Governing Law	12

EXHIBIT A-1	Form of 2022 Note	A-1-1
EXHIBIT A-2	Form of 2042 Note	A-2-1

-ii-

THIS SECOND SUPPLEMENTAL INDENTURE, dated as of March 8, 2012 (the “Second Supplemental Indenture”), among Newmont Mining Corporation, a Delaware corporation, as issuer (the “Company”), Newmont USA Limited, a Delaware corporation, as Subsidiary Guarantor (the “Subsidiary Guarantor”), and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”).

RECITALS:

WHEREAS, the Company has executed and delivered to the Trustee an Indenture, dated as of September 18, 2009 (the “Base Indenture” and as supplemented by this Second Supplemental Indenture, the “Indenture”), providing for the issuance by the Company from time to time of its unsecured senior debentures, notes or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (the “Securities”);

WHEREAS, the Company has duly authorized and desires to cause to be established pursuant to the Base Indenture and this Second Supplemental Indenture two new series of Securities designated the 3.500% Senior Notes due 2022 (the “Ten Year Notes”) and the 4.875% Senior Notes due 2042 (the “Thirty Year Notes” and, together with Ten Year Notes, the “Notes”), the form and terms of such Notes to be set forth in this Second Supplemental Indenture;

WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, the Subsidiary Guarantor and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Base Indenture have been done;

NOW, THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and ratable benefit of the Holders, that the Base Indenture is supplemented and amended, to the extent expressed herein, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Generally. (a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

(b) The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

SECTION 1.2 Definition of Certain Terms. For all purposes of this Second Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

“Additional Notes” has the meaning specified in Section 2.2(b).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Company or one of its Subsidiaries;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a Subsidiary of Newmont) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined Voting Stock of the Company or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed measured by voting power rather than by number of shares;

(3) the Company consolidates with, or merges with, any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Voting Stock of the Company outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction;

(4) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors; or

(5) the adoption of a plan relating to the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction, no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Offer” means an offer to repurchase Notes pursuant to Section 4.1 hereof.

“Change of Control Payment” means, with respect to Notes tendered for repurchase pursuant to a Change of Control Offer, an amount equal to 101% of the aggregate principal amount of such Notes plus accrued and unpaid interest thereon, if any, to the date of repurchase.

“Change of Control Payment Date” has the meaning specified in Section 4.1.

“Change of Control Repurchase Event means, with respect to a Change of Control and provided the Notes carry an Investment Grade Rating from both Rating Agencies immediately prior to the first public announcement of the occurrence of the Change of Control or of the intention of the Company to effect the Change of Control, the Notes are rated below an Investment Grade Rating by both Rating Agencies on any date within the 60-day period (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by either of the Rating Agencies) after the earlier of the occurrence of the Change of Control and the first public announcement of the intention to effect the Change of Control; provided that a Change of Control Repurchase Event shall be deemed not to have occurred if (A) a Rating Agency that has reduced its rating of the Notes below an Investment Grade Rating during that period does not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised from or arising as a result of the applicable Change of Control (regardless of whether that Change of Control shall then have occurred) or (B) a rating of the Notes by one of the Rating Agencies is within that period subsequently upgraded to an Investment Grade Rating. For greater certainty, a Change of Control Repurchase Event will be deemed not to have occurred in connection with any particular Change of Control unless and until that Change of Control has actually been consummated.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of those Notes.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than three such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received, or (3) if only one Reference Treasury Dealer Quotation is received, such Reference Treasury Dealer Quotation.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who

(1) was a member of such Board of Directors on the date of the issuance of the Notes; or

(2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Guaranty” means, with respect to the Notes, the guarantee of cash payments of the Company by the Subsidiary Guarantor, subject to the terms and limitations of Article 14 of the Base Indenture and Exhibit A-1 and Exhibit A-2 hereof.

“Independent Investment Banker” means Citigroup Global Markets Inc. or J.P. Morgan Securities LLC and their respective successors, or if all of such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.

“Interest Payment Date” has the meaning specified in Section 2.2(c).

“Investment Grade Rating” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); and the equivalent Investment Grade Rating from any additional Rating Agency or Rating Agencies selected by the Company as a replacement Rating Agency or replacement Ratings Agencies.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Prospectus Supplement” means the prospectus supplement, dated March 5, 2012 to the prospectus, dated September 15, 2009, relating to the offering by the Company of the Notes.

“Rating Agency” means each of Moody’s and S&P; provided, that if either Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, the Company may select (as certified by a resolution of the Company’s Board of Directors) a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Reference Treasury Dealer” means (1) Citigroup Global Markets Inc. or J.P. Morgan Securities LLC (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Treasury Rate” means with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the Board of Directors of such person.

ARTICLE II

GENERAL TERMS OF THE NOTES

SECTION 2.1 Form. The Notes, the Trustee’s certificates of authentication and the Guaranty shall be substantially in the form of Exhibit A-1 or Exhibit A-2 for the Ten Year Notes and the Thirty Year Notes, respectively, to this Second Supplemental Indenture, which are hereby incorporated into this Second Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Second Supplemental Indenture and to the extent applicable, the Company, the Subsidiary Guarantor and the Trustee, by their execution and delivery of this Second Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.2 Amount and Payment of Principal and Interest. (a) In accordance with the Company Order delivered to the Trustee pursuant to Section 303 of the Base Indenture, the Trustee shall authenticate and deliver the Ten Year Notes with the Guaranty affixed thereto for original issue on the date hereof in the aggregate principal amount of $1,500,000,000. The principal amount of each Ten Year Note shall be payable on March 15, 2022. In accordance with the Company Order delivered to the Trustee pursuant to Section 303 of the Base Indenture, the Trustee shall authenticate and deliver the Thirty Year Notes with the Guaranty affixed thereto for original issue on the date hereof in the aggregate principal amount of $1,000,000,000. The principal amount of each Thirty Year Note shall be payable on March 15, 2042.

(b) Subject to the terms and conditions contained herein, the Company may from time to time, without the consent of the existing Holders create and issue additional Notes of either series (the “Additional Notes”) having the same terms and conditions as the Notes of a series in all respects, except for issue date, issue price and, under some circumstances, the first payment of interest thereon. Such Additional Notes, at the Company’s determination and in accordance with the provisions of the Indenture, will be consolidated with and form a single series with the previously outstanding Notes of the same series for U.S. federal income tax purposes and for all purposes under the Indenture, including, without limitation, amendments, waivers and redemptions. The aggregate principal amount of the Additional Notes, if any, of a series shall be unlimited.

(c) The Ten Year Notes shall bear interest at 3.500% per year beginning on the date of issuance until the Ten Year Notes are redeemed, paid, or duly provided for. The Thirty Year Notes shall bear interest at 4.875% per year beginning on the date of issuance until the Thirty Year Notes are redeemed, paid, or duly provided for. Interest shall be paid semi-annually in arrears on March 15 and September 15 of each year (each an “Interest Payment Date”), commencing on September 15, 2012. The regular record date for interest payable on the Notes shall be the March 1 and September 1, as the case may be, immediately preceding each Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Any payment of principal or interest required to be made on a day that is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day and no interest shall accrue as a result of such delayed payment.

SECTION 2.3 Denominations. The Notes will be issuable only in fully registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof.

SECTION 2.4 Global Securities. The Notes will be issuable in the form of one or more Global Securities and the Depositary for such Global Security will be The Depository Trust Company in accordance with the Base Indenture.

SECTION 2.5 Payment, Transfer and Exchange. (a) The principal and interest on Notes represented by Global Securities will be payable to the Depositary or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Securities represented thereby. The principal and interest on Notes represented by physical securities will be payable, either in person or by mail, at the office of the Paying Agent.

(b) Transfers of Global Securities will be limited to transfer in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may be transferred or exchanged for physical securities in accordance with the Indenture. Notes represented by physical securities are presented to the Security Registrar with a request from the Holder of such Securities to register a transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Security Registrar will register the transfer as requested in accordance with the Indenture.

SECTION 2.6 Security Registrar and Paying Agent. The Company initially appoints the Trustee as Security Registrar and Paying Agent. The Company may change the Paying Agent and Security Registrar without notice to Holders.

SECTION 2.7 Ranking. The Notes will be senior unsecured obligations of the Company. The payment of the principal of, premium, if any, and interest on the Notes will (i) rank equally in right of payment with all other indebtedness of the Company that is not by its terms expressly subordinated to other indebtedness of the Company, and (ii) rank senior in right of payment to all indebtedness of the Company that is, by its terms, expressly subordinated to the senior indebtedness of the Company.

SECTION 2.8 Trustee’s Right to Refuse Directions in Certain Circumstances. With respect to directions given by the Holders of a majority in principal amount pursuant to the Indenture to the Trustee in its exercise of any trust or power, the Trustee will be entitled to refuse to follow any such direction that conflicts with law or the Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or may impose personal liability upon the Trustee, unless the Trustee is offered indemnity satisfactory to it.

ARTICLE III

REDEMPTION

SECTION 3.1 Redemption. (a) Except as provided in this Article III, the Company shall have no obligation to redeem, purchase or repay the Notes pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof.

(b) The Notes are subject to redemption at any time or from time to time, in whole or in part, at the Company’s option. If the Ten Year Notes are redeemed before December 15, 2021 or the Thirty Year Notes are redeemed before September 15, 2041, such Notes, as applicable, shall be redeemed at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed on the Redemption Date, and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis at the Treasury Rate, as determined by the Reference Treasury Dealer, plus 25 basis points for the Ten Year Notes and 30 basis points for the Thirty Year Notes, plus, in each case, accrued and unpaid interest on the Notes to the Redemption Date. If the Ten Year Notes are redeemed by the Company on or after December 15, 2021, such Ten Year Notes will be redeemed by the Company at a Redemption Price equal to 100% of the principal amount of the Ten Year Notes that are to be so redeemed, plus accrued and unpaid interest on the Ten Year Notes to the Redemption Date. If the Thirty Year Notes are redeemed by the Company on or after September 15, 2041, such Thirty Year Notes will be redeemed by the Company at a Redemption Price equal to 100% of the principal amount of the Thirty Year Notes that are to be so redeemed, plus accrued and unpaid interest on the Thirty Year Notes to the Redemption Date. The Company may provide in such notice that payment of such Redemption Price and performance of the Company’s obligations with respect to such redemption or purchase may be performed by another Person. Any such notice may, at the Company’s discretion, be subject to the satisfaction of one or more conditions precedent.

SECTION 3.2 Redemption Procedures. If less than all of the Notes of any series are to be redeemed, the Notes to be redeemed shall be selected by lot by DTC, in the case of notes represented by a Global Security, or by the Trustee by a method the Trustee deems to be fair and appropriate, in the case of Notes that are not represented by a Global Security; provided that Notes shall not be redeemed in principal amounts of $2,000 or less. In the case of Notes represented by physical securities, a new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. In the case of Notes represented by a Global Security, the outstanding principal amount of the Global Security representing the Notes will be reduced by book-entry. Notes called for redemption become due on the Redemption Date. On and after the Redemption Date, interest stops accruing on Notes or portions of them called for redemption (unless there is a default in the payment thereof). On or before the Redemption Date, the Company will deposit with a paying agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Notes to be redeemed on that date.

SECTION 3.3 Notice of Redemption. (a) At the Company’s written request made at least ten days prior to the date the notice of redemption is to be given (unless a shorter notice shall be agreed to in writing by the Trustee), the Trustee shall give the notice of redemption in the Company’s name and at the Company’s sole expense.

(b) Notices of redemption shall be mailed by first class mail at least 30 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed.

(c) Any notice to holders of Notes of any redemption will include the appropriate calculation of the Redemption Price, but does not need to include the Redemption Price itself. The actual Redemption Price, calculated as described above, will be set forth in an Officers’ Certificate of the Company delivered to the Trustee no later than two Business Days prior to the Redemption Date.

ARTICLE IV

CHANGE OF CONTROL

SECTION 4.1 Change of Control. (a) Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption, each Holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at an offer price in cash equal to the Change of Control Payment.

Within 30 days following any Change of Control Repurchase Event or, at the Company’s option, prior to any Change of Control, but after the public announcement of the proposed Change of Control, the Company shall mail, or cause to be mailed, a notice to the Trustee and to each Holder describing the transaction or transactions that constitute the Change of Control Repurchase Event and offer to repurchase Notes (the “Change of Control Offer”) on the payment date (the “Change of Control Payment Date”) specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on a Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice and shall also specify:

(i) that the Change of Control Offer is being made pursuant to this Section 4.1 and that all Notes tendered will be accepted for payment;

(ii) the Change of Control Payment and the Change of Control Payment Date;

(iii) the CUSIP numbers for the Notes;

(iv) that any Note not tendered will continue to accrue interest;

(v) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

(vi) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date;

(vii) that Holders will be entitled to withdraw their election referred to in clause (vi) if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have the Notes purchased; and

(viii) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion will be equal to $2,000 in principal amount or an integral multiple of $1,000 in excess thereof.

(b) Holders of Notes electing to have their Notes purchased pursuant to a Change of Control Repurchase Event offer will be required to surrender their Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Note completed, to the Paying Agent at the address specified in the notice, or transfer their Notes to the Paying Agent by book-entry transfer pursuant to the applicable procedures of the Paying Agent, prior to the close of business on the third business day prior to the Change of Control Payment Date.

(c) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any applicable securities or corporate laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Company will comply with the applicable securities or corporate laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

(d) On the Change of Control Payment Date, the Company will, to the extent lawful:

(i) accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the aggregate purchase price in respect of all the Notes or portions of the Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes being purchased by the Company.

(e) The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for the Notes (or make payment through the Depositary), and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 and integral multiples of $1,000 in excess thereof.

(f) The Company will not be required to make a Change of Control Offer upon a Change of Control Repurchase Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements forth in this Section 4.1 applicable to a Change of Control Offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its Change of Control Offer.

(g) The Trustee shall not be deemed to have notice of any Change of Control or Change of Control Repurchase Event until the Trustee has received written notice thereof from the Company, and in the absence of receipt of such notice, the Trustee may conclusively assume that no Change of Control or Change of Control Repurchase Event has occurred. The Trustee shall have no obligation or duty to (i) monitor, determine or inquire as to the rating of the Notes by any Rating Agency, including, without limitation, as to whether the Notes carry an Investment Grade Rating from any Rating Agency or as to whether any Rating Agency has at any time or during any period of time reduced or upgraded its rating of the Notes below or above an Investment Grade Rating or (ii) unless otherwise requested in writing by the Company, to provide notice of or disseminate to any Person, including without limitation, any Holder, any information received from a Rating Agency pursuant to clause (A) of the proviso of the definition of Change of Control Repurchase Event.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1 Ratification of Base Indenture. The Base Indenture, as supplemented by this Second Supplemental Indenture, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

In addition to the modifications permitted by clauses (1) through (12) of Section 901 of the Base Indenture, the Company, without the consent of any Holders, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, to conform the provisions of this Indenture to the “Description of Notes” Section of the Prospectus Supplement.

SECTION 5.2 Trustee Not Responsible for Recitals. The recitals contained herein and in the Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture, of the Notes or of the Guaranties. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

SECTION 5.3 Table of Contents, Headings, etc. The table of contents and headings of the Articles and Sections of this Second Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 5.4 Counterpart Originals. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 5.5 Governing Law. THIS SECOND SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed all as of the date and year first written above.

THE COMPANY

NEWMONT MINING CORPORATION

By:	/s/ Thomas P. Mahoney
Name: Thomas P. Mahoney
Title: Vice President and Treasurer

THE SUBSIDIARY GUARANTOR

NEWMONT USA LIMITED

By:	/s/ Thomas P. Mahoney
Name: Thomas P. Mahoney
Title: Vice President and Treasurer

THE TRUSTEE

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ John A. (Alex) Briffett
Name: John A. (Alex) Briffett
Title: Authorized Signatory

S-1

Exhibit A-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE TERMS OF SECURITIES ATTACHED HERETO.

NEWMONT MINING CORPORATION

3.500% Senior Notes due 2022

No. 1	CUSIP No. 651639 AN6

$500,000,000

Newmont Mining Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on March 15, 2022, and to pay interest thereon from March 8, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2012, at the rate of 3.500% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: March 8, 2012

NEWMONT MINING CORPORATION

By:
Name: Thomas P. Mahoney Title: Vice President and Treasurer

Attest:

By:

Name: Stephen P. Gottesfeld Title: Senior Vice President, General Counsel and Corporate Secretary

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK

MELLON TRUST COMPANY, N.A.,

As Trustee

Dated: March 8, 2012	By
Authorized Signatory

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Reverse of Security

NEWMONT MINING CORPORATION

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 18, 2009 (herein called the “Base Indenture”), among the Company, Newmont USA Limited, as Subsidiary Guarantor (the “Subsidiary Guarantor”), and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the Second Supplemental Indenture, dated as of March 8, 2012 (herein called the “Second Supplemental Indenture” and the Base Indenture, as so supplemented by the Second Supplemental Indenture, herein called the “Indenture”), among the Company, the Subsidiary Guarantor and the Trustee, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Subsidiary Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The Securities of this series are subject to redemption upon not less than 30 days’ notice by mail, at any time, as a whole or in part, at the election of the Company. If this Security is redeemed by the Company before December 15, 2021, it will be redeemed in accordance with the terms of the Indenture, at the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed on the Redemption Date; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis, at the Treasury Rate plus 25 basis points;

plus, in each case, accrued and unpaid interest on the Securities to the Redemption Date.

If this Security is redeemed by the Company on or after December 15, 2021, this Security will be redeemed by the Company at an amount equal to 100% of the principal amount of the Securities to be so redeemed, plus accrued and unpaid interest on such Securities to the Redemption Date.

Upon the occurrence of a Change of Control Repurchase Event, unless all Securities have been called for redemption pursuant to the provision described above, each Holder of Securities of this series shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Securities at an offer price in cash equal to the Change of Control Payment.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities shall have the benefit of the Guaranty of Newmont USA Limited on the terms set forth therein.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Security upon compliance with certain conditions set forth in the Indenture.

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If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

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No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THIS SECURITY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

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GUARANTY

For value received, Newmont USA Limited, a Delaware corporation, (the “Guarantor”) hereby fully and unconditionally guarantees the cash payments in United States dollars of principal of and interest on the Security on which this Guarantee is endorsed in the amounts and at the time when due and interest on the overdue principal and interest, if any, on this Security, if lawful, and the payment of all other obligations of Newmont Mining Corporation (the “Company”) under the Indenture or the Security, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article 14 of the Base Indenture and this Guaranty. This Guaranty will become effective in accordance with Article 14 of the Base Indenture and its terms shall be evidenced therein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture, dated as of September 18, 2009 (herein called the “Base Indenture”), among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended or supplemented (as so amended or supplemented, the “Indenture”).

The obligations of the undersigned to the Holder of this Security and to the Trustee pursuant to the Guaranty and the Indenture are expressly set forth in Article 14 of the Base Indenture and reference is hereby made to the Indenture for the precise terms and limitations of the Guaranty and all of the other provisions of the Indenture to which this Guaranty relates. Each Holder of the Security to which this Guaranty is endorsed, by accepting such Security, agrees to and shall be bound by such provisions. The Guarantor will be deemed released from all of its obligations under the Indenture and this Guaranty, and this Guaranty will terminate, without any action required on the part of the Trustee or any Holder of the Securities, upon the terms and conditions as provided in Sections 1402 and 1403 of the Indenture.

This Guaranty shall be an unsecured and unsubordinated obligation of the Guarantor and rank equally with other unsecured and unsubordinated indebtedness of the Guarantor that is currently outstanding or that it may issue in the future.

This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guaranty is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

THIS GUARANTY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

This Guaranty is subject to release upon the terms set forth in the Indenture.

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IN WITNESS WHEREOF this instrument has been duly executed in the name of the Guarantor.

NEWMONT USA LIMITED

By
Name: Thomas P. Mahoney
Title: Vice President and Treasurer

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to the Company’s offer upon a Change of Control Repurchase Event in accordance with the Indenture, check the box: ☐

If you want to elect to have only part of this Note purchased by the Company pursuant to the Indenture, state the amount in principal amount (must be denominations of $2,000 or an integral multiple of $1,000 in excess thereof): $            .

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Note)

Signature Guarantee:
(Signature must be guaranteed)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

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Exhibit A-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO IN THE TERMS OF SECURITIES ATTACHED HERETO.

NEWMONT MINING CORPORATION

4.875% Senior Notes due 2042

No. 1	CUSIP No. 651639 AP1

$500,000,000

Newmont Mining Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000) on March 15, 2042, and to pay interest thereon from March 8, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 15 and September 15 in each year, commencing September 15, 2012, at the rate of 4.875% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: March 8, 2012

NEWMONT MINING CORPORATION

By:
Name:	Thomas P. Mahoney
Title:	Vice President and Treasurer

Attest:

By:
Name:	Stephen P. Gottesfeld
Title:	Senior Vice President, General Counsel and Corporate Secretary

A-2-2

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK

MELLON TRUST COMPANY, N.A.,

As Trustee

Dated: March 8, 2012	By
Authorized Signatory

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Reverse of Security

NEWMONT MINING CORPORATION

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 18, 2009 (herein called the “Base Indenture”), among the Company, Newmont USA Limited, as Subsidiary Guarantor (the “Subsidiary Guarantor”), and The Bank of New York Mellon Trust Company, N.A., as trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), as supplemented by the Second Supplemental Indenture, dated as of March 8, 2012 (herein called the “Second Supplemental Indenture” and the Base Indenture, as so supplemented by the Second Supplemental Indenture, herein called the “Indenture”), among the Company, the Subsidiary Guarantor and the Trustee, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Subsidiary Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

The Securities of this series are subject to redemption upon not less than 30 days’ notice by mail, at any time, as a whole or in part, at the election of the Company. If this Security is redeemed by the Company before September 15, 2041, it will be redeemed in accordance with the terms of the Indenture, at the greater of the following amounts:

•	100% of the principal amount of the Securities being redeemed on the Redemption Date; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the Securities being redeemed on that Redemption Date (not including any portion of any payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis, at the Treasury Rate plus 30 basis points;

plus, in each case, accrued and unpaid interest on the Securities to the Redemption Date.

If this Security is redeemed by the Company on or after September 15, 2041, this Security will be redeemed by the Company at an amount equal to 100% of the principal amount of the Securities to be so redeemed, plus accrued and unpaid interest on such Securities to the Redemption Date.

Upon the occurrence of a Change of Control Repurchase Event, unless all Securities have been called for redemption pursuant to the provision described above, each Holder of Securities of this series shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Securities at an offer price in cash equal to the Change of Control Payment.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Securities shall have the benefit of the Guaranty of Newmont USA Limited on the terms set forth therein.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Security upon compliance with certain conditions set forth in the Indenture.

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If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of at least a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

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No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THIS SECURITY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

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GUARANTY

For value received, Newmont USA Limited, a Delaware corporation, (the “Guarantor”) hereby fully and unconditionally guarantees the cash payments in United States dollars of principal of and interest on the Security on which this Guarantee is endorsed in the amounts and at the time when due and interest on the overdue principal and interest, if any, on this Security, if lawful, and the payment of all other obligations of Newmont Mining Corporation (the “Company”) under the Indenture or the Security, to the Holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security, Article 14 of the Base Indenture and this Guaranty. This Guaranty will become effective in accordance with Article 14 of the Base Indenture and its terms shall be evidenced therein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture, dated as of September 18, 2009 (herein called the “Base Indenture”), among the Company, the Guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee, as amended or supplemented (as so amended or supplemented, the “Indenture”).

The obligations of the undersigned to the Holder of this Security and to the Trustee pursuant to the Guaranty and the Indenture are expressly set forth in Article 14 of the Base Indenture and reference is hereby made to the Indenture for the precise terms and limitations of the Guaranty and all of the other provisions of the Indenture to which this Guaranty relates. Each Holder of the Security to which this Guaranty is endorsed, by accepting such Security, agrees to and shall be bound by such provisions. The Guarantor will be deemed released from all of its obligations under the Indenture and this Guaranty and this Guaranty will terminate, without any action required on the part of the Trustee or any Holder of the Securities, upon the terms and conditions as provided in Sections 1402 and 1403 of the Indenture.

This Guaranty shall be an unsecured and unsubordinated obligation of the Guarantor and rank equally with other unsecured and unsubordinated indebtedness of the Guarantor that is currently outstanding or that it may issue in the future.

This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guaranty is endorsed shall have been executed by the Trustee under the Indenture by manual signature.

THIS GUARANTY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

This Guaranty is subject to release upon the terms set forth in the Indenture.

A-2-7

IN WITNESS WHEREOF this instrument has been duly executed in the name of the Guarantor.

NEWMONT USA LIMITED

By
Name: Thomas P. Mahoney
Title: Vice President and Treasurer

A-2-8

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to the Company’s offer upon a Change of Control Repurchase Event in accordance with the Indenture, check the box: ☐

If you want to elect to have only part of this Note purchased by the Company pursuant to the Indenture, state the amount in principal amount (must be denominations of $2,000 or an integral multiple of $1,000 in excess thereof): $            .

Date:	Your Signature:

(Sign exactly as your name appears on the other side of the Note)

Signature Guarantee:
(Signature must be guaranteed)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

A-2-9